Exhibit 10.1
2004 PORTRAIT INNOVATIONS, INC. STOCK OPTION PLAN
(AS AMENDED)
     SECTION 1. Establishment and Purpose. Portrait Innovations, Inc., a corporation organized and existing under the laws of the State of Delaware, hereby establishes this Stock Option Plan for selected officers and key employees of the Company. The purpose of the Plan is to induce officers and key employees of the Company who are in a position to contribute materially to the prosperity thereof to remain in the employ of the Company, to offer them incentives and reward in recognition of their contribution to the Company’s progress, and to encourage them to continue to promote the best interests of the Company. This Plan will also aid the Company in competing with other enterprises for the services of new key personnel.
     SECTION 2. Definitions and Rules of Construction.
     (a) “Affiliate” means any corporation (or other business entity) controlling, controlled by, or under common control with the Company.
     (b) “Board of Directors” or “Board” means the Board of Directors of the Company.
     (c) “Cause” means:
     (i) Conduct or activity of the Participant materially detrimental to the Company’s reputation or business (including financial) operations;
     (ii) Gross or habitual neglect or breach of duty or misconduct of the Participant in discharging the duties of his position; or
     (iii) Prolonged absence by the Participant from his duties (other than on account of illness or disability) without the consent of the Company.
     (d) A “Change of Control” shall be deemed to have occurred if (i) any Person (other than a Person who is a shareholder of the Company as of the effective date of the Plan) becomes the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities ordinarily (apart from rights accruing under special circumstances) having the right to vote at elections of directors (“Voting Securities”), (ii) individuals who constitute the Incumbent Board cease for any reason to constitute at least a majority thereof, or (iii) a liquidation or dissolution of the Company or of the sale of all or substantially all of the assets of the Company. For purposes of this Plan, the term “Person” shall mean and include any individual, corporation, partnership, group, association or other “person,” as such term is used in Section 14(d) of the Exchange Act, other than the Company, any Affiliate of the Company or any employee benefit plans) sponsored or maintained by the Company or any Affiliate thereof.
     (e) “Code” means the Internal Revenue Code of 1986, as amended and in effect from time to time.

     (f) “Committee” or “Stock Option Committee” means the Stock Option Committee provided for in Section 3 hereof.
     (g) “Company” means Portrait Innovations, Inc.
     (h) “Disinterested Director” means any member of the Board of Directors who is an “outside director” for purposes of Section 162(m) of the Code and is a “non-employee director” for purposes of Rule 16b-3 under the Securities Exchange Act of 1934.
     (i) “Fair Market Value” means the fair market value of a share of the Company’s Common Stock, as determined by the Committee.
     (j) “Grant Date” means the date on which the Committee approves the granting of an option hereunder.
     (k) “Incumbent Board” means the individuals who constitute the Board on the effective date of the Plan; provided that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s shareholders, was approved by a vote of the directors comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without objection to such nomination) shall, for purposes of this Plan, be deemed a member of the Incumbent Board.
     (l) “Optionee” means any employee to whom an option is granted under this Plan.
     (m) “Participant” means an employee selected by the Committee for participation in the Plan.
     (n) “Permanent and Total Disability” means a disability described in Section 22(e)(3) of the Code.
     (o) “Plan” means this 2004 Portrait Innovations, Inc. Stock Option Plan, together with any amendments thereto.
     (p) “Stock Option Notice” means a written notice from the Company to a Participant that establishes the terms, conditions, restrictions, and limitations applicable to the grant of a stock option in addition to those established by this Plan and by the Committee.
     (q) It is intended that none of the options granted under the Plan be treated as an “incentive stock option” as defined in Section 422 of the Code. In all respects the Plan shall be interpreted and construed in a manner consistent with this intention.
     SECTION 3. Administration of the Plan. The Plan shall be administered by a Stock Option Committee consisting of one or more directors. From time to time the Board may appoint members of the Committee in substitution of members previously appointed; fill vacancies, however caused, in the Committee; and appoint alternate members of the Committee to act when a regular member is absent; provided, however, that any members of the Committee so appointed shall be Disinterested Directors if so required at such time.

     The Committee shall select one of its members as chairman, and shall hold meetings at such time and place as the chairman shall determine. A majority of the Committee shall constitute a quorum at any meeting, and the acts of a majority of the members present at such meeting, or acts · approved in writing by a majority of the Committee, shall be deemed to be acts of the Committee.
     Subject to the terms and conditions of the Plan, the Committee shall have the power:
     (i) (i) To select those key employees of the Company to whom options will be granted;
     (ii) To determine the number of shares to be optioned to such employee;
     (iii) To determine the time or times when options shall be granted or exercised;
     (iv) To prescribe the form and content of options to be granted under the Plan;
     (v) To cancel options previously granted under the Plan;
     (vi) To impose such other terms and conditions to the grant or exercise of the options as it may deem necessary or desirable;
     (vii) To adopt rules and regulations for implementing the Plan; and
     (viii) To interpret and construe the Plan where necessary, which interpretations and constructions shall be final and conclusive upon Participants.
     SECTION 4. Shares Subject to the Plan.
     (a) The aggregate number of shares that may be delivered upon exercise of options granted under this Plan is ninety thousand (90,000) shares of the Company’s common stock. The class of stock and number of shares shall be subject to adjustment as provided in subsection (b) of this paragraph. The shares delivered pursuant to the exercise of any option granted under the Plan may be either treasury shares, or authorized and unissued shares, or both. Only shares of common stock, if any, actually delivered to the Participant or beneficiary on an unrestricted basis with respect to an option shall be treated as delivered for purposes of the determination under this paragraph (a). Consistent with the foregoing:
(i) To the extent any shares of common stock covered by an option are not delivered to a Participant or beneficiary because the option is forfeited or canceled, or the shares of common stock are not delivered on an unrestricted basis (including, without limitation, by reason of the option being settled in cash or used to satisfy the applicable tax withholding obligation), such shares shall not be deemed to have been delivered for purposes of the determination under this paragraph (a).
(ii) If the exercise price of any option granted under the Plan or any prior plan, or the tax withholding obligation with respect to any award granted under the Plan or any prior plan, is satisfied by tendering shares of common stock to the Company (by either actual delivery or by attestation), only the number of shares of common stock issued net of the shares of common stock tendered shall be deemed delivered for purposes of determining the number of shares of common stock available for delivery under the Plan.
     (b) In the event any stock dividend is declared upon the common stock of the Company, or in the event the outstanding shares of such stock shall be changed into or exchanged for a different number or kind of shares of stock of the Company or of another corporation, whether by reason of split up or combination of shares, recapitalization, reclassification, reorganization, merger, consolidation, or otherwise, the number or kind of shares available for option and the shares subject to any outstanding option shall be appropriately adjusted by the Committee to prevent dilution or enlargement of the Optionee’s potential stock interest in relation to other holders of the Company’s common stock. With respect to outstanding options, the total price applicable to the unexercised portion of such option shall not change, but a corresponding adjustment in the price for each share covered by the unexercised portion of such option shall be made.
     SECTION 5. Eligibility. Options shall be granted only to officers and key employees of the Company who perform services of special importance to the management, operation and development of the business of the Company. In determining the officers and key employees to be granted options, the Committee may take into consideration the value of the services rendered by the respective individuals, their present and potential contributions to the success of the Company, and such other factors as the Committee may deem relevant in accomplishing the purposes of the Plan.
     SECTION 6. Terms of Option. Each option granted under the Plan shall be subject to the following terms and conditions:
     (a) Option Price. The price at which each share of common stock covered by such option may be purchased shall be established by the Committee, but shall not be less than the Fair Market Value as of the date of grant.
     (b) Limitation on Transfer. The option by its terms shall not be transferable by the Optionee otherwise than by his will or by the laws of descent and distribution and may be exercised, during his lifetime, only by the Optionee. No option may be pledged or hypothecated, nor shall any option be subject to execution, garnishment, attachment, or similar process.
     (c) Limitation on Exercise of Option.
     (i) General Rule. Any option granted hereunder shall, except as otherwise provided in this Section 6(c), be exercisable at such times and under such conditions as determined by the Committee in its full discretion.
     (ii) Exception for Retirement, Disability or Death. If the Optionee (i) retires from his employment with the Company under the terms of any pension or retirement plan now existing or hereafter adopted by the Company or any Affiliate or (ii) terminates employment with the Company due to Permanent and Total Disability or death, notwithstanding any limitations on the right of exercise imposed by the Committee, any options held by the Optionee shall become exercisable in full by the Optionee or his estate or beneficiary during the period commencing on the date of such termination of employment and ending twelve (12) months thereafter; provided, however, that the Committee shall have the discretion to extend the period during which such options may be exercised.
     (iii) Exception for Change of Control.
Notwithstanding any limitations on the right of exercise imposed by the Committee, in the event of a Change of Control, any options held by an Optionee shall immediately be exercisable in full.
     (d) Termination of Employment.
     (i) Except as provided in Section 6(c)(ii) and Section 6(c)(iii) hereof, if any Optionee shall terminate his employment (either voluntarily or involuntarily) with the Company and its Affiliates prior to the time at which under the terms of the grant an option becomes exercisable with respect to 100% of the shares covered by the option, then the portion of the option that is not currently exercisable shall forthwith terminate and be forfeited unless the Committee determines otherwise. If at any time the Optionee’s employment is terminated for Cause, then any option held by him, to the extent not theretofore exercised, shall forthwith terminate and be forfeited.
     (ii) Except as provided in Section 6(c)(ii) hereof, any outstanding options held by the Optionee and not forfeited as provided above shall be exercisable during the period ending on the earlier of (A) the end of the three (3) month period following termination of employment, or (B) the expiration of the period during which the Optionee would have been entitled to exercise the option if he had not terminated employment; provided, however, that the Committee shall have the discretion to extend the period during which such options may be exercised.
     (e) Vesting of Options. Subject to the terms of the immediately preceding paragraphs, the stock options granted pursuant to this Plan shall be vested and exercisable over a ten (10) year period as follows:
     (i) 20% of the shares covered by the Stock Option Notice shall be vested and exercisable at any time after the first (1st) anniversary of the date of grant;
     (ii) 40% of the shares covered by the Stock Option Notice shall be vested and exercisable at any time after the second (2nd) anniversary of the date of grant;
     (iii) 60% of the shares covered by the Stock Option Notice shall be vested and exercisable at any time after the third (3rd) anniversary of the date of grant;
     (iv) 80% of the shares covered by the Stock Option Notice shall be vested and exercisable at any time after the fourth (4th) anniversary of the date of grant;

     (v) 100% of the shares covered by the Stock Option Notice shall be vested and exercisable at any time after the fifth (5th) anniversary of the date of grant.
     SECTION 7. Employment. Nothing contained in the Plan, or in any option granted pursuant to the Plan, shall confer upon any Participant or Optionee any right with respect to the continuance of his employment with the Company or any of its Affiliates, nor shall it interfere in any way with the right of the Company or any of its Affiliates to terminate the Optionee’s employment or change his compensation at any time.
     SECTION 8. Manner of Exercise; Proceeds. Options shall be exercised by the Optionee or his estate or beneficiary by executing an Employee Shareholder Agreement in a form to be provided by the Company, or if the Company’s common stock to be issued upon such exercise is registered with the Securities and Exchange Commission under the Securities Act of 1933, by giving written notice to the Company of the intention to exercise the option, accompanied in either case by full payment of the purchase price of the shares with respect to which the option is exercised. Such full payment shall be tendered by the Optionee either (a) in cash or (b) to the extent authorized by the Committee, in shares of the Company’s common stock (provided that the Optionee purchased such shares in the open market, or the Optionee has held such shares for more than six months), with a certificate representing such shares duly endorsed for transfer or with any other documents that may be reasonably required by the Company to effectuate the transfer of the shares. Ownership of the shares acquired upon exercise of the option shall vest when the Company’s secretary or transfer agent (as the case may be) records the transfer of such shares to the Optionee on the permanent books of the Company. The proceeds derived by the Company upon the exercise of any options will be used for general corporate purposes.
     SECTION 9. Securities Matters. The Committee, if it deems it appropriate, may condition the grant of any option, or the delivery of shares upon the exercise of any option, upon receipt of an appropriate investment representation from the Optionee. The Company, in its discretion, may postpone the issuance and delivery of shares upon any exercise of an option until completion of registration or other qualification of the shares under any state or federal law, rule, or regulation as the Company may consider appropriate. The Company may further require any person exercising an option to make such representations and furnish such information as it may consider appropriate in connection with the issuance of the shares in compliance with applicable law.
     SECTION 10. Amendment and Termination. The Board of Directors may at any time amend or terminate the Plan; provided, however, that (a) no such action shall modify the terms of Section 6(c)(iii), providing that options shall become fully exercisable in the event of a Change of Control, or shall adversely affect or impair the rights of an Optionee in any outstanding options held by him without his consent, (b) unless the shareholders of the Company shall have first given their approval, no amendment shall increase the total number of shares available for options under the Plan, except by operation of the adjustment provisions of Section 4(b), and (c) if the Company has a class of equity securities registered under Section 12 of the Securities Exchange Act of 1934 at the time of such revision or amendment, the following revisions or amendments shall require approval of the shareholders of the Company:

     (i) any change in the designation of the class of persons eligible to be granted Options; or
     (ii) any material increase in the benefit accruing to Participants under the Plan.
     SECTION 11. Tax Withholding. Upon the exercise of any stock option hereunder, the Company shall have the right to require the Optionee to remit to the Company an amount sufficient to satisfy all federal, state, and local withholding tax requirements prior to the transfer of any shares of stock to the Optionee on the permanent books of the Company or the delivery of any shares of stock to the Optionee.
     SECTION 12. Beneficiary Designation. Each Participant in the Plan may, from time to time, name a beneficiary to whom any rights under Section 6(c)(ii) of the Plan shall be transferred in the event of his death. Each designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and shall be effective only when filed by the Participant in writing with the Committee during his lifetime. In the absence of any such designation, in the event of the Participant’s death any rights pursuant to Section 6(c)(ii) hereunder shall be exercisable by his estate, subject to the terms of the Plan.
     SECTION 13. Governing Law. The Plan, and all options hereunder, shall be construed in accordance with and governed by the laws of the State of North Carolina.
     SECTION 14. Effective Date of the Plan. The Plan is effective as of April 1, 2003.
[Reflects amendments adopted through April 20, 2010. As a result of stock splits effected after adoption of this plan through April 20, 2010, the number of shares referred to in Section 4(a) has been increased to 540,000.]